UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  March 31, 2008

WORLD HEART CORPORATION

(Exact name of registrant as specified in charter)

Canada	000-28882	52-2247240
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

7799 Pardee Lane, Oakland CA		94621
(Address of principal executive offices)		(Zip Code)

(510) 563-5000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 31, 2008, World Heart Corporation (“WorldHeart” or the “Corporation”) received a notice from the NASDAQ Stock Market stating that the Corporation does not comply with Marketplace Rule 4310(c)(3). This rule requires the Corporation to have a minimum of $2,500,000 in stockholders’ equity or $35,000,000 market value of listed securities or $500,000 of net income from continuing operations for the most recently completed fiscal year or two of the three most recently completed fiscal years. The Corporation has been given until April 15, 2008 to provide a specific plan to achieve and sustain compliance with all The NASDAQ Capital Market listing requirements, including the time frame for completion of the plan. If the Corporation’s plan does not address the issues noted, the NASDAQ will provide a written notification that its securities will be delisted. At that time, WorldHeart may appeal the decision to a NASDAQ Listing Qualifications Panel.  If the common shares were to be delisted, they would trade on the Over-the-Counter Bulletin Board or in the “pink sheets” electronic quotation and trading system.  The Corporation has not yet determined what action, if any, it will take in response to this notice. The Corporation will continue to consider all available options if the shareholders’ equity and market value for its listed securities continues to remain below the minimum required by NASDAQ rules.

Item 7.01               Other Events

The information in this Current Report, including the exhibit hereto, is being furnished and shall not be deemed “filed.” The information in this Current Report shall not be incorporated by reference into any registration statement or filing of the Company, except as shall be expressly set forth by specific reference in such a filing. On April 3, 2008,  the Corporation announced that its recently filed financial statements for the fiscal year ended December 31, 2007 contained a going concern qualification received from its independent registered public accounting firm, Burr Pilger & Mayer LLP. This announcement was made to comply with NASDAQ Marketplace Rule 4350(b)(1)(B), which requires separate disclosure of receipt of an audit opinion that contains a going concern qualification.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is being furnished herewith:

Exhibit No.	Description of Exhibit.

99.1	Press release, dated April 3, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: April 3, 2008

WORLD HEART CORPORATION

	By:	/s/ David Pellone
	Name:	David Pellone
	Title:	Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit.

99.1	Press release, dated April 3, 2008.